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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                      41-1592157
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                   55479
(Address of principal executive offices)                 (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
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                                  HSBC USA Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                                 13-2764867
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

                            HSBC USA Capital Trust VI
               (Exact name of obligor as specified in its charter)

Delaware                                                 13-7136674
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

                                452 Fifth Avenue
                            New York, New York 10018
                                 (212) 525-6100
                    (Address of principal executive offices)

                          -----------------------------
                     Guarantee of Trust Preferred Securities
                       (Title of the indenture securities)
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Item 1. General Information. Furnish the following information as to the trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

              (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

              None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
                              Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.     a.    A copy of the Articles of Association of the
                              trustee now in effect.***

         Exhibit 2.     a.    A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                        c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                        d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                        e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                        f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.     Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.     Incorporated by reference to filing reference number
                        005-38689

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.







* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.





                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of September, 2002.






                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                           By: /s/ Joseph P. O'Donnell
                               -----------------------
                                   Joseph P. O'Donnell
                                   Corporate Trust Officer

                                    EXHIBIT 6




September 4, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                              Very truly yours,

                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                          By: /s/ Joseph P. O'Donnell
                              -----------------------
                                  Joseph P. O'Donnell
                                  Corporate Trust Officer